UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 6, 2022
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HEALTH CATALYST, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-38993	45-3337483
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
10897 South River Front Parkway #300
South Jordan, UT 84095
(Address of principal executive offices, including zip code)

(801) 708-6800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.001 per share	HCAT	The Nasdaq Global Select Market
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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 ((§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

This filing amends Item 5.02 of the Current Report on Form 8-K filed by Health Catalyst, Inc. (the “Company”) with the Securities and Exchange Commission on September 7, 2022 (the "Prior 8-K"). As previously reported in the Prior 8-K, J. Patrick Nelli transitioned from his role as President of the Company to Senior Advisor as of September 30, 2022. On December 30, 2022, Mr. Nelli and the Company entered into a separation agreement (the “Separation Agreement”) in connection with Mr. Nelli’s departure from the Company, effective December 31, 2022. In exchange for Mr. Nelli’s general release of claims and compliance with the restrictive covenants contained in his employment agreement with the Company, Mr. Nelli will receive the following consideration: (i) a lump sum cash payment of $258,740.46 within thirty (30) days, which represents 9 months’ base salary for Mr. Nelli and an amount equal to COBRA premiums for 9 months, (ii) certain equity awards previously granted to Mr. Nelli will be accelerated under the terms of the Separation Agreement, resulting in the vesting of 72,096 restricted stock units of the Company, and (iii) the one-year additional extension of the expiration date for certain previously vested options to purchase common stock of the Company held by Mr. Nelli. This arrangement is also in recognition of Mr. Nelli’s extraordinary contributions to the Company over the past nine years, for which the Company is deeply grateful.

The foregoing description of the terms of the Separation Agreement is qualified in its entirety by reference to the Separation Agreement, which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ending December 31, 2022.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTH CATALYST, INC.

Date: January 6, 2023	By:	/s/ Bryan Hunt
Bryan Hunt

Chief Financial Officer